                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

   THE FIRST ISRAEL FUND, INC.
---------------------------------
(Name of Registrant as Specified
         In Its Charter)

        MICHAEL A. PIGNATARO
---------------------------------
 (Name of Person(s) Filing Proxy
  Statement, if other than the
           Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)    Title of each class of securities to which transaction
                                         applies:
                         Capital stock, par value $.001 per share
                ----------------------------------------------------------
           (2)     Aggregate number of securities to which transaction
                                         applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE FIRST ISRAEL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, JANUARY 27, 2000
                               -----------------

TO THE SHAREHOLDERS OF
  THE FIRST ISRAEL FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The First Israel Fund, Inc. (the "Fund") will be held in the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, 38th Floor, New York, New York 10036, on Thursday, January 27, 2000 commencing at 2:00 p.m. New York Time, for the following purposes:

        (1) To elect two (2) directors of the Fund.

        (2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Fund for the fiscal year ending
            September 30, 2000.

        (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

    The close of business on November 29, 1999 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about December 17, 1999.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro
                                                   MICHAEL A. PIGNATARO
                                                        SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: December 17, 1999
New York, New York

                          THE FIRST ISRAEL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, JANUARY 27, 2000
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The First Israel Fund, Inc. (the "Fund") for use at the annual meeting of shareholders to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, 38th Floor, New York, New York 10036, on Thursday, January 27, 2000 commencing at 2:00 p.m. and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management, LLC ("CSAM"), formerly BEA Associates, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator") or Georgeson Shareholder Communications Corporation ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $6,000 and will be reimbursed for its reasonable out-of-pocket expenses. All costs of solicitation, including
(a) printing and mailing of this Proxy Statement and accompanying material,
(b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares,
(c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about
December 17, 1999.

    The principal executive office of CSAM is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The principal executive office of the Administrator is 575 Lexington Avenue, 9th Floor, New York, New York 10022.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended September 30, 1999 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR the election of the nominees for directors, FOR the ratification of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending September 30, 2000, and, in accordance with the judgment of the persons named in the Proxy on any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Approval of Proposal 1 requires that the nominees receive the affirmative vote of a plurality of votes cast in person or by proxy at the Meeting. Proposal 2 requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting. Because abstentions and broker non-votes on a proposal are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposals 1 or 2.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, November 29, 1999, there were 4,418,195 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:

    -- indicate your instructions on the Proxy;
    -- date and sign the Proxy;
    -- mail the Proxy promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy to be received on or before 2:00 p.m. on January 27, 2000.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund, Dr. Enrique R. Arzac and Mr. William W. Priest, Jr., to serve as Class III Directors until the 2003 Annual Meeting of the Fund, each to hold office until his successor is elected and qualified. In order to be elected pursuant to Proposal 1, the nominees will need the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting. Peter A. Gordon who is currently a Class III director will not stand for re-election as a director of the Fund at the annual meeting. As a result, the size of the Board of Directors will be reduced from seven members to six members.

    The Fund's Articles of Incorporation classify the Board of Directors (the "Board") into three classes, as nearly equal in number as possible. Each year the term of office of one class will expire and the successor or successors elected to such class generally serve for a three-year term. The current classes of directors are as indicated below:

             Class I Directors:                             Class II Directors:
              George W. Landau                              Jonathan W. Lubell
               Richard W. Watt                              Steven N. Rappaport
                                    Class III Directors:
                                    Dr. Enrique R. Arzac
                                   William W. Priest, Jr.
                                      Peter A. Gordon

    Each of the nominees currently serve as a director of the Fund and each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the table below. Messrs. Priest and Watt are interested persons of the Fund by virtue of their positions as directors and/or officers of CSAM.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the 2000 annual meeting, and the officers of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers of the Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                            SHARES                                                                  MEMBERSHIP ON BOARDS
                         BENEFICIALLY                                       LENGTH OF SERVICE AS    OF OTHER REGISTERED
                           OWNED ON      CURRENT PRINCIPAL OCCUPATION AND   DIRECTOR AND TIME OF    INVESTMENT COMPANIES
                         NOVEMBER 29,    PRINCIPAL EMPLOYMENT DURING THE    MEMBERSHIP ON BOARD      AND PUBLICLY HELD
NAME (AGE)                   1999                PAST FIVE YEARS                OF THE FUND              COMPANIES
----------               -------------   --------------------------------   --------------------    --------------------
Dr. Enrique R. Arzac            700      Professor of Finance and          Since 1996; current     Director of nine other
 (58)...................                 Economics, Graduate School of     term ends at the 2000   CSAM-advised invest-
 Columbia University                     Business, Columbia University     annual meeting.         ment companies; Direc-
 Graduate School of                      (1971-present).                                           tor of The Adams Ex-
 Business                                                                                          press Company;
 New York, NY 10027                                                                                Director of Petroleum
                                                                                                   and Resources
                                                                                                   Corporation.

George W. Landau (79)...      1,000      Senior Advisor, The Latin         Since 1995; current     Director of six other
 Two Grove Isle Drive                    American Group, the Coca-Cola     term ends at the 2001   CSAM-advised invest-
 #1609                                   Corporation (1988-present);       annual meeting.         ment companies; Direc-
 Coconut Grove, FL 33133                 President of the Americas                                 tor of Emigrant
                                         Society and Council of the                                Savings Bank; Director
                                         Americas (1985-1993); United                              of GAM Funds, Inc.
                                         States Ambassador to Venezuela
                                         (1982-1985); United States
                                         Ambassador to Chile (1977-1982)
                                         and United States Ambassador to
                                         Paraguay (1972-1977).

Jonathan W. Lubell                0      Partner, Morrison Cohen Singer &  Since inception;        Director of one other
 (69)...................                 Weinstein (a law firm)            current term ends at    CSAM-advised invest-
 750 Lexington Ave.                      (1989-present).                   the 2002 annual         ment company.
 New York, NY 10022                                                        meeting.

William W. Priest, Jr.*       1,000      Chairman -- Management            Since 1997; current     Director of other
 (57)...................                 Committee, Chief Executive        term ends at the 2000   CSAM- advised
 153 East 53rd Street                    Officer and Managing Director of  annual meeting.         investment com-
 New York, NY 10022                      CSAM (1990-present).                                      panies.

Steven N. Rappaport           2,000      President of Loanet, Inc.         Since inception;        Director of other
 (50)...................                 (1997-present); Executive Vice    current term ends at    CSAM- advised
 153 East 53rd Street                    President of Loanet, Inc.         the 2002 annual         investment com-
 New York, NY 10022                      (1994-present); Director,         meeting.                panies.
                                         President, North American
                                         Operations, and former Executive
                                         Vice President (1992-1993) of
                                         Worldwide Operations of
                                         Metallurg Inc. (metal alloy
                                         company); Executive Vice
                                         President, Telerate, Inc.
                                         (1987-1992); Partner, in the law
                                         firm of Hartman & Craven until
                                         1987.

                            SHARES                                                                  MEMBERSHIP ON BOARDS
                         BENEFICIALLY                                       LENGTH OF SERVICE AS    OF OTHER REGISTERED
                           OWNED ON      CURRENT PRINCIPAL OCCUPATION AND   DIRECTOR AND TIME OF    INVESTMENT COMPANIES
                         NOVEMBER 29,    PRINCIPAL EMPLOYMENT DURING THE    MEMBERSHIP ON BOARD      AND PUBLICLY HELD
NAME (AGE)                   1999                PAST FIVE YEARS                OF THE FUND              COMPANIES
----------               -------------   --------------------------------   --------------------    --------------------
Richard W. Watt* (41)...      2,460      Managing Director of CSAM (1996-  Since 1997; current     Director of six other
 153 East 53rd Street                    present); Senior Vice President   term ends at the 2001   CSAM-advised invest-
 New York, NY 10022                      of CSAM (1995-1996); Head of      annual meeting.         ment companies.
                                         Emerging Markets Investments and
                                         Research at Gartmore Investment
                                         Limited (1992-1995); Director of
                                         Kleinwort Benson International
                                         Investment (1987-1992).

All directors and
 officers
 (9 persons, including
 the foregoing) as a
 group..................      7,160

    During the fiscal year ended September 30, 1999, each director who is not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, was entitled to receive an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended September 30, 1999 to all such unaffiliated directors was $38,500.

    During the fiscal year ended September 30, 1999, the Board convened six times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and the aggregate number of meetings of any committee on which they served.

    Messrs. Arzac, Rappaport, Landau and Lubell constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund as defined by the 1940 Act. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. There were two Audit Committee meetings held during the fiscal year ended
September 30, 1999. Each director attended both meetings. There is also a Valuation Committee composed of Messrs. Landau and Watt which reviews prices of illiquid or restricted securities. The entire Board performs the functions of a nominating committee. The Fund does not have a compensation committee.

    As of the date of this Proxy Statement, Louise Watt and Sarah Watt, who are both relatives of Richard Watt, a director of the Fund, each held 350 Shares of the Fund.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, during the fiscal year ended September 30, 1999, all filing requirements applicable to such persons were complied with.

    The following table shows certain information about the officers of the Fund other than Messrs. Priest and Watt, who are described above. Mr. Priest has been Chairman of the Board of the Fund since February, 1997. Mr. Watt has been President and Chief Investment Officer of the Fund since January, 1997.
Mr. Pignataro has been Chief Financial Officer and Secretary of the Fund since the Fund commenced operations in October, 1992. Mr. Liebes has been Senior Vice President of the Fund and Mr. Del Guercio has been Vice President of the Fund since August, 1997. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by CSAM.

                                        SHARES
                                     BENEFICIALLY
                                       OWNED ON
                                     NOVEMBER 29,     POSITION WITH    CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
NAME                        AGE          1999             FUND           EMPLOYMENT DURING THE PAST FIVE YEARS
----                      --------   -------------   ---------------   ------------------------------------------
Hal Liebes..............     35             0        Senior Vice       Managing Director of CSAM (December
 153 East 53rd Street                                President         1999-present); Director and General
 New York, NY 10022                                                    Counsel of CSAM (March 1997-present); Vice
                                                                       President and Counsel of Lehman Brothers,
                                                                       Inc. (June 1996-March 1997); Vice
                                                                       President and Legal Counsel of CSAM
                                                                       (1995-June 1996), Chief Compliance
                                                                       Officer, CS First Boston Investment
                                                                       Management Corporation (1994-1995).

Rocco A. Del Guercio....     36             0        Vice President    Assistant Vice President of CSAM (January
 153 East 53rd Street                                                  1999-present) Administrative Officer for
 New York, NY 10022                                                    CSAM- advised investment companies
                                                                       (1996-1999); Assistant Treasurer, Bankers
                                                                       Trust Corp. - Fund Administration
                                                                       (1994-1996); Mutual Fund Accounting
                                                                       Supervisor, Dreyfus Corporation
                                                                       (1987-1994).

Michael A. Pignataro....     40             0        Chief Financial   Vice President of CSAM (1995-present);
 153 East 53rd Street                                Officer and       Assistant Vice President and Chief
 New York, NY 10022                                  Secretary         Administrative Officer for Investment
                                                                       Companies of CSAM (1989-1995).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended September 30, 1999. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                           COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------
                                              (3)                              (5)
                                          PENSION OR          (4)           TOTAL           TOTAL NUMBER
                                          RETIREMENT       ESTIMATED     COMPENSATION       OF BOARDS OF
                             (2)           BENEFITS          ANNUAL      FROM FUND AND      CSAM-ADVISED
                         AGGREGATE      ACCRUED AS PART     BENEFITS     FUND COMPLEX       INVESTMENT
          (1)            COMPENSATION       OF FUND           UPON         PAID TO          COMPANIES
NAME OF DIRECTOR         FROM FUND         EXPENSES        RETIREMENT     DIRECTORS         SERVED
---------------------------------------------------------------------------------------------------------

Dr. Enrique R. Arzac...     $8,000             0               0             $94,500             10
Peter A. Gordon........     $7,500             0               0             $45,000              6
George W. Landau.......     $8,000             0               0             $60,000              7
Jonathan W. Lubell.....     $7,500             0               0             $15,500              2
Steven N. Rappaport....     $7,500             0               0             $36,250             50

--------------------------
THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTORS.

    PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of PricewaterhouseCoopers LLP as independent public accountants for the Fund for the present fiscal year ending September 30, 2000. This proposal will require, for approval, the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. At a meeting held on November 9, 1999, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending September 30, 2000. PricewaterhouseCoopers LLP has been the Fund's independent public accountants since the Fund commenced operations in October 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be present at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
            SHAREHOLDER PROPOSALS AND REQUESTS FOR SPECIAL MEETINGS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy materials relating to the 2001 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than August 19, 2000. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2000, or 1% of the Fund's Shares entitled to be voted on at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "1934" Act). The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the advance notice provision of the Fund's By-laws, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder who is entitled to vote at the meeting.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The First Israel Fund, Inc. c/o Credit Suisse Asset Management, LLC, 153 East 53rd Street, 57th Floor, New York, New York 10022,
Attention: Michael Pignataro, Chief Financial

Officer and Secretary of the Fund, not later than November 1, 2000, provided, however, that in the event that the date of the 2001 annual meeting is advanced or delayed by more than 30 days from January 27, 2001, the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made.

    Any notice by a shareholder pursuant to the paragraph immediately above must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the 1934 Act and which are submitted after the November 1, 2000 advance notice deadline for submission of proposals pursuant to the Funds By-Laws indicated above for the 2001 annual meeting of shareholders. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the 1934 Act which governs the Fund's use of discretionary proxy voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding Shares as of September 30, 1999. There were 4,763,000 Shares outstanding as of September 30, 1999. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

                                NAME AND ADDRESS                 AMOUNT AND NATURE
                                       OF                                OF               PERCENT
   TITLE OR CLASS               BENEFICIAL OWNER                BENEFICIAL OWNERSHIP      OF CLASS
   --------------      -----------------------------------   --------------------------   --------
Common Stock.........  The State Teachers Retirement Board   Has sole power to vote and     5.70%
                       of Ohio                               dispose of 271,400 Shares.
                       275 East Broad Street
                       Columbus, Ohio 43215
Common Stock.........  UBS AG                                Has sole power to vote and     9.83%
                       Bahnhofstrasse 45                     dispose of 468,000 Shares.
                       8021 Zurich
                       Switzerland

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, 57TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232). THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                         THE FIRST ISRAEL FUND, INC.

   3917-PS-99

                                                    PROXY

                                            THE FIRST ISRAEL FUND, INC.

                                                 ONE CITICORP CENTER
                                           153 EAST 53RD STREET, 57TH FLOOR
                                                 NEW YORK, NY 10022

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                 BOARD OF DIRECTORS.

                                        The  undersigned hereby appoints
                                    Messrs. Michael A. Pignataro and Hal
                                    Liebes as Proxies, each with the power
                                    to appoint his substitute, and hereby
                                    authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgement on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The First Israel Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders on Thursday, January 27, 2000, and at any adjournments thereof.


          SEE REVERSE                                              SEE REVERSE
             SIDE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SIDE



/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND
                               "FOR" PROPOSAL 2.

1.  ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:


            Class III:   Dr. Enrique R. Arzac (three year term)
                         William W. Priest, Jr. (three year term)


                        FOR ALL
                        NOMINEES                     WITHHOLD
                        LISTED ABOVE                 AUTHORITY
                        (EXCEPT AS                   TO VOTE FOR
                        MARKED TO THE                ALL NOMINEES
                        CONTRARY ABOVE)  / /    / /  LISTED ABOVE

                        (Instruction: To withhold authority for any individual
                         nominee, strike a line through such individual's name above.)


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2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT                            FOR      AGAINST    ABSTAIN
PUBLIC ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000:                 / /        / /        / /
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

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign.


                 MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  / /

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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

Signature:______________________  Date:___________      Signature:______________________  Date:___________

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